UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2024

ILEARNINGENGINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40129	85-3961600
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

6701 Democracy Blvd., Suite 300 Bethesda, Maryland	20817
(Address of principal executive offices)	(Zip Code)

(650) 248-9874

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None*

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	AILE	Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	AILEW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 23, 2024, iLearningEngines, Inc. (the “Company”) received a letter (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, in connection with the Company’s December 23, 2024 announcement that it had filed for protection under Chapter 11 of the U.S. Bankruptcy Code, and in accordance with Nasdaq Listing Rules 5101, 5110(b), and IM-5101-1, the Nasdaq Staff had determined to delist the Company’s securities from The Nasdaq Stock Market. The Notice further states that trading in the Company’s common stock and warrants will be suspended at the opening of business on January 2, 2025, and a Form 25-NSE will be filed with the Securities and Exchange Commission (“SEC”), which will remove the Company’s securities from listing and registration on The Nasdaq Stock Market.

The Notice provides that the Company may appeal the Nasdaq Staff’s delisting determination to a hearing panel (the “Panel”) within seven days pursuant to the Nasdaq’s procedures. The Company is evaluating an appeal, for which a hearing request would need to be made by December 30, 2024. If the Company appeals the Nasdaq Staff’s delisting determination, the Company expects, based on Nasdaq guidance, that the Company’s request for a hearing will stay the delisting of the Company’s securities for a period that could extend through the date the Panel issues a written decision. There can be no assurance that the Company’s hearing request or any ultimate appeal will result in the continued listing of the Company’s securities or that delisting will be stayed or for what length of time, or that the Company will otherwise be able to regain compliance with the applicable Nasdaq listing requirements.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in a current report on Form 8-K filed with the SEC on December 10, 2024, the Company’s Board of Directors (the “Board”) had placed Harish Chidambaran, the Company’s Chief Executive Officer, S. Farhan Naqvi, the Company’s Senior Vice President – Corporate Development and former Chief Financial Officer, Balakrishnan Arackal, the Company’s President and Chief Business Officer, Ramakrishnan Parameswaran, the Company’s Senior Vice President – Technology and Products, and Vivek Chary, the Company’s Vice President – Consulting and Business Operations (collectively, the “Executives”), on administrative leave from their respective positions pending the conclusion of the internal investigation being conducted by outside counsel with respect to allegations raised in a report issued on August 29, 2024 by Hindenburg Research LLC.

On December 23, 2024, each of the Executives resigned from the positions of employment listed in the previous paragraph and any other offices of employment held at the Company, effective immediately. Messrs. Chidambaran and Arackal, however, continue to serve on the Board.

Item 8.01. Other Events.

As previously disclosed in a current report on Form 8-K filed with the SEC on November 18, 2024, the Company is cooperating with an investigation by the SEC’s Division of Enforcement, which is being overseen for the Company by a special committee formed by the Board (the “Special Committee”). The Special Committee also self-reported potential violations of law to the Department of Justice (the “DOJ”), in addition to the SEC, and the Company, through counsel to the Special Committee, is cooperating with both the DOJ’s investigation and the SEC’s investigation.

Cautionary Note Regarding Trading in the Company’s Securities

The Company cautions that trading in its securities, including its common stock, par value $0.0001 per share, and its warrants, which are exercisable for common stock, during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Case. In particular, the Company expects that its stockholders could experience a significant or complete loss on their investment, depending on the outcome of the Chapter 11 Case.

Cautionary Note Regarding Forward-Looking Statements

This current report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. All statements, other than statements of historical fact included in this Form 8-K, are forward-looking statements. Forward looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” the negative forms of these words and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the delisting of the Company’s securities from The Nasdaq Stock Market, actions to be taken under the Chapter 11 Case and the Debtors’ ability to continue to operate its business. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Although the Company believes that the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements involve risks and uncertainties, and actual results may differ materially from any future results expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, the bankruptcy process; the Debtors’ ability to obtain approval from the Bankruptcy Court with respect to motions or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 Case; the ability of the Debtors to agree to, confirm and consummate a plan of reorganization; the effects of the Chapter 11 Case on the liquidity, results of operations and business of the Company and its subsidiaries; the Nasdaq listing appeals process; the possibility and timing of a foreclosure auction of Company assets; the Company’s ability to negotiate with its secured lenders or enter into agreements for strategic alternatives; the Company’s ability to continue as a going concern during the Chapter 11 Case and going forward; the potential for governmental investigations and inquiries, regulatory actions and lawsuits; and other risks and uncertainties set forth in the section entitled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2024 and other documents filed by the Company from time to time with the U.S. Securities and Exchange Commission (“SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements other than as required by applicable law. The Company does not give any assurance that it will achieve its expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 27, 2024

ILEARNINGENGINES, INC.

By:	/s/ Bonnie-Jeanne Gerety
Bonnie-Jeanne Gerety
Interim Chief Financial Officer

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